UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2011

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

DELAWARE	000-51436	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 Route 25A, No. 2
East Setauket, New York 11733

(Address of principal executive offices)

Registrant’s telephone number, including area code:  631 942 7959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 1, 2011, the Company received from the Internal Revenue Service a payment of $116,485.25 representing the final payment under a grant relating to a qualifying investment in a therapeutic discovery project under Section 48D of the Internal Revenue Code for the Company’s LB-1 compound.. The initial payment of $127,994 under the grant was received in November 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

Date: February 17, 2011	By:	/s/ John S. Kovach
John S. Kovach, Chief Executive Officer